Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fourth Quarter Revenue of $424.5 Million and Full Fiscal Year 2025 Revenue of $1.90 Billion

AUSTIN, Texas – May 6, 2025 – Cirrus Logic, Inc. (NASDAQ: CRUS) today posted on its website at investor.cirrus.com the quarterly shareholder letter that contains the complete financial results for the fourth quarter and full fiscal year 2025, which ended March 29, 2025, as well as the company’s current business outlook.
“Cirrus Logic delivered six percent revenue growth and record earnings per share in FY25. We are pleased with our achievements during the year, with the company making excellent progress executing our strategic growth plan. In FY25, we began shipping the latest generation of our boosted amplifier and our first 22-nanometer smart codec, grew our momentum in the laptop market, and introduced a series of general market components that expand our product portfolio and revenue opportunities across a number of markets,” said John Forsyth, Cirrus Logic president and chief executive officer. “With a rich portfolio of products and an exciting pipeline of innovations in development, we look forward to capitalizing on the many opportunities ahead of us to further broaden our technology and market reach.”

Reported Financial Results – Fourth Quarter FY25
•Revenue of $424.5 million;
•GAAP and non-GAAP gross margin of 53.4 percent and 53.5 percent;
•GAAP operating expenses of $140.8 million and non-GAAP operating expenses of $120.0 million; and
•GAAP earnings per share of $1.31 and non-GAAP earnings per share of $1.67.

Reported Financial Results – Full Fiscal Year 2025
•Revenue of $1.90 billion;
•GAAP and non-GAAP gross margin of 52.5 percent and 52.6 percent;

•GAAP operating expenses of $585.7 million and non-GAAP operating expenses of $494.1 million; and
•GAAP earnings per share of $6.00 and non-GAAP earnings per share of $7.54.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – First Quarter FY26
•Revenue is expected to range between $330 million and $390 million;
•GAAP gross margin is forecasted to be between 51 percent and 53 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $141 million and $147 million, including approximately $20 million in stock-based compensation expense and $2 million in amortization of acquired intangibles, resulting in a non-GAAP operating expense range between $119 million and $125 million.

Share Repurchase Authorization

The company also announced that in March 2025 its Board of Directors authorized the repurchase of up to an additional $500 million of the company's common stock. The repurchases are expected to be funded from working capital and anticipated cash flow from operations and may occur from time to time depending on a variety of factors, including general market and economic conditions and other corporate considerations. Repurchases may be affected through a variety of means, including open market purchases, privately negotiated transactions, 10b5-1 plans, or other means, in accordance with applicable securities laws. The Company is not obligated to repurchase any specific amount of shares, and repurchases may be suspended or discontinued at any time without notice.

Cirrus Logic will host a live Q&A session at 5 p.m. EDT today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion or by calling (609) 800-9909 or toll-free at (800) 770-2030 (Access Code: 95424).

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statement about our ability to capitalize on the many opportunities ahead of us; and our estimates for the first quarter fiscal year 2026 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock-based compensation expense, and amortization of acquired intangibles. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the level and timing of orders and shipments during the first quarter of fiscal year 2026; customer cancellations of orders; the failure to place orders consistent with forecasts; changes in government trade policies, including the imposition of tariffs or export restrictions; and global economic conditions and uncertainty, along with the risk factors listed in our Form 10-K for the year ended March 30, 2024 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise, unless required by law.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Twelve Months Ended
	Mar. 29,	Dec. 28,	Mar. 30,	Mar. 29,	Mar. 30,
	2025	2024	2024	2025	2024
	Q4'25	Q3'25	Q4'24	Q4'25	Q4'24
Audio	$255,326	$346,272	$226,681	$1,137,157	$1,083,939
High-Performance Mixed-Signal	169,130	209,466	145,146	758,920	704,951
Net sales	424,456	555,738	371,827	1,896,077	1,788,890
Cost of sales	197,720	257,951	179,202	900,039	872,818
Gross profit	226,736	297,787	192,625	996,038	916,072
Gross margin	53.4%	53.6%	51.8%	52.5%	51.2%

Research and development	103,420	112,976	103,383	434,684	426,475
Selling, general and administrative	37,370	39,042	36,866	150,995	144,172
Restructuring costs	—	—	—	—	1,959
Total operating expenses	140,790	152,018	140,249	585,679	572,606

Income from operations	85,946	145,769	52,376	410,359	343,466

Interest income	8,604	8,146	7,360	33,086	20,578
Other income (expense)	55	(214)	(78)	1,469	(108)
Income before income taxes	94,605	153,701	59,658	444,914	363,936
Provision for income taxes	23,338	37,696	14,816	113,407	89,364
Net income	$71,267	$116,005	$44,842	$331,507	$274,572

Basic earnings per share	$1.35	$2.19	$0.83	$6.24	$5.06
Diluted earnings per share:	$1.31	$2.11	$0.81	$6.00	$4.90

Weighted average number of shares:
Basic	52,756	53,081	53,739	53,135	54,290
Diluted	54,324	55,076	55,559	55,241	56,021

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Twelve Months Ended
	Mar. 29,	Dec. 28,	Mar. 30,	Mar. 29,	Mar. 30,
	2025	2024	2024	2025	2024
Net Income Reconciliation	Q4'25	Q3'25	Q4'24	Q4'25	Q4'24
GAAP Net Income	$71,267	$116,005	$44,842	$331,507	$274,572
Amortization of acquisition intangibles	1,647	1,647	1,973	7,130	8,285
Stock-based compensation expense	19,491	20,823	22,158	84,146	89,271
Lease impairment	—	661	—	1,680	—
Restructuring costs	—	—	—	—	1,959
Acquisition-related costs	—	—	—	—	4,105
Adjustment to income taxes	(1,772)	(827)	75	(7,866)	(8,926)
Non-GAAP Net Income	$90,633	$138,309	$69,048	$416,597	$369,266

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$1.31	$2.11	$0.81	$6.00	$4.90
Effect of Amortization of acquisition intangibles	0.03	0.03	0.03	0.13	0.15
Effect of Stock-based compensation expense	0.36	0.38	0.40	1.52	1.59
Effect of Lease impairment	—	0.01	—	0.03	—
Effect of Restructuring costs	—	—	—	—	0.04
Effect of Acquisition-related costs	—	—	—	—	0.07
Effect of Adjustment to income taxes	(0.03)	(0.02)	—	(0.14)	(0.16)
Non-GAAP Diluted earnings per share	$1.67	$2.51	$1.24	$7.54	$6.59

Operating Income Reconciliation
GAAP Operating Income	$85,946	$145,769	$52,376	$410,359	$343,466
GAAP Operating Profit	20.2%	26.2%	14.1%	21.6%	19.2%
Amortization of acquisition intangibles	1,647	1,647	1,973	7,130	8,285
Stock-based compensation expense - COGS	360	351	362	1,332	1,403
Stock-based compensation expense - R&D	13,079	14,498	15,483	59,184	63,678
Stock-based compensation expense - SG&A	6,052	5,974	6,313	23,630	24,190
Lease impairment	—	661	—	1,680	—
Restructuring costs	—	—	—	—	1,959
Acquisition-related costs	—	—	—	—	4,105
Non-GAAP Operating Income	$107,084	$168,900	$76,507	$503,315	$447,086
Non-GAAP Operating Profit	25.2%	30.4%	20.6%	26.5%	25.0%

Operating Expense Reconciliation
GAAP Operating Expenses	$140,790	$152,018	$140,249	$585,679	$572,606
Amortization of acquisition intangibles	(1,647)	(1,647)	(1,973)	(7,130)	(8,285)
Stock-based compensation expense - R&D	(13,079)	(14,498)	(15,483)	(59,184)	(63,678)
Stock-based compensation expense - SG&A	(6,052)	(5,974)	(6,313)	(23,630)	(24,190)
Lease impairment	—	(661)	—	(1,680)	—
Restructuring costs	—	—	—	—	(1,959)
Acquisition-related costs	—	—	—	—	(4,105)
Non-GAAP Operating Expenses	$120,012	$129,238	$116,480	$494,055	$470,389

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$226,736	$297,787	$192,625	$996,038	$916,072
GAAP Gross Margin	53.4%	53.6%	51.8%	52.5%	51.2%
Stock-based compensation expense - COGS	360	351	362	1,332	1,403
Non-GAAP Gross Profit	$227,096	$298,138	$192,987	$997,370	$917,475
Non-GAAP Gross Margin	53.5%	53.6%	51.9%	52.6%	51.3%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

	Three Months Ended			Twelve Months Ended
	Mar. 29,	Dec. 28,	Mar. 30,	Mar. 29,	Mar. 30,
	2025	2024	2024	2025	2024
Effective Tax Rate Reconciliation	Q4'25	Q3'25	Q4'24	Q4'25	Q4'24
GAAP Tax Expense	$23,338	$37,696	$14,816	$113,407	$89,364
GAAP Effective Tax Rate	24.7%	24.5%	24.8%	25.5%	24.6%
Adjustments to income taxes	1,772	827	(75)	7,866	8,926
Non-GAAP Tax Expense	$25,110	$38,523	$14,741	$121,273	$98,290
Non-GAAP Effective Tax Rate	21.7%	21.8%	17.6%	22.5%	21.0%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.43	$0.68	$0.27	$2.05	$1.60
Adjustments to income taxes	0.03	0.02	—	0.14	0.16
Non-GAAP Tax Expense	$0.46	$0.70	$0.27	$2.19	$1.76

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Mar. 29,	Dec. 28,	Mar. 30,
	2025	2024	2024
ASSETS
Current assets
Cash and cash equivalents	$539,620	$526,444	$502,764
Marketable securities	56,160	37,535	23,778
Accounts receivable, net	216,009	261,943	162,478
Inventories	299,092	275,558	227,248
Prepaid wafers	52,560	66,113	86,679
Other current assets	76,293	82,857	103,245
Total current Assets	1,239,734	1,250,450	1,106,192

Long-term marketable securities	239,036	252,594	173,374
Right-of-use lease assets	126,688	129,597	138,288
Property and equipment, net	159,900	163,837	170,175
Intangibles, net	27,461	23,957	29,578
Goodwill	435,936	435,936	435,936
Deferred tax asset	48,150	40,895	48,649
Long-term prepaid wafers	15,512	23,020	60,750
Other assets	34,656	42,954	68,634
Total assets	$2,327,073	$2,363,240	$2,231,576

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$63,162	$77,907	$55,545
Accrued salaries and benefits	52,075	48,029	47,612
Lease liability	21,811	21,858	20,640
Other accrued liabilities	58,140	63,119	62,596
Total current liabilities	195,188	210,913	186,393

Non-current lease liability	121,908	124,622	134,576
Non-current income taxes	44,040	43,401	52,013
Other long-term liabilities	16,488	21,506	41,580
Total long-term liabilities	182,436	189,529	228,169

Stockholders' equity:
Capital stock	1,860,281	1,840,791	1,760,701
Accumulated earnings	90,351	124,101	58,916
Accumulated other comprehensive loss	(1,183)	(2,094)	(2,603)
Total stockholders' equity	1,949,449	1,962,798	1,817,014
Total liabilities and stockholders' equity	$2,327,073	$2,363,240	$2,231,576

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Mar. 29,	Mar. 30,
	2025	2024
	Q4'25	Q4'24
Cash flows from operating activities:
Net income	$71,267	$44,842
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,150	12,009
Stock-based compensation expense	19,491	22,158
Deferred income taxes	(7,497)	(14,426)
Loss on retirement or write-off of long-lived assets	1	2
Other non-cash charges	(33)	86
Net change in operating assets and liabilities:
Accounts receivable, net	45,934	54,791
Inventories	(23,534)	29,427
Prepaid wafers	21,061	10,917
Other assets	11,341	6,621
Accounts payable and other accrued liabilities	(17,937)	(2,411)
Income taxes payable	(2,858)	6,510
Net cash provided by operating activities	130,386	170,526
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	9,392	13,614
Purchases of available-for-sale marketable securities	(13,322)	(108,174)
Purchases of property, equipment and software	(3,429)	(7,057)
Investments in technology	(5,752)	(638)
Net cash used in investing activities	(13,111)	(102,255)
Cash flows from financing activities:
Issuance of common stock, net of shares withheld for taxes	—	2,719
Repurchase of stock to satisfy employee tax withholding obligations	(4,099)	(2,165)
Repurchase and retirement of common stock	(100,000)	(49,992)
Net cash used in financing activities	(104,099)	(49,438)
Net increase in cash and cash equivalents	13,176	18,833
Cash and cash equivalents at beginning of period	526,444	483,931
Cash and cash equivalents at end of period	$539,620	$502,764

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Mar. 29,	Mar. 29,	Dec. 28,	Sep. 28,	Jun. 29,
	2025	2025	2024	2024	2024
	Q4'25	Q4'25	Q3'25	Q2'25	Q1'25

Net cash provided by operating activities (GAAP)	$444,366	$130,386	$218,588	$8,231	$87,161
Capital expenditures	(28,753)	(9,181)	(6,687)	(2,740)	(10,145)
Free Cash Flow (Non-GAAP)	$415,613	$121,205	$211,901	$5,491	$77,016

Cash Flow from Operations as a Percentage of Revenue (GAAP)	23%	31%	39%	2%	23%
Capital Expenditures as a Percentage of Revenue (GAAP)	2%	2%	1%	1%	3%
Free Cash Flow Margin (Non-GAAP)	22%	29%	38%	1%	21%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in millions; unaudited)
(not prepared in accordance with GAAP)

Q1 FY26
Guidance
Operating Expense Reconciliation
GAAP Operating Expenses	$141 - 147
Stock-based compensation expense	(20)
Amortization of acquisition intangibles	(2)
Non-GAAP Operating Expenses	$119 - 125